UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Brian C. Janssen

EuroPacific Growth Fund

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

EuroPacific Growth Fund® Annual report for the year ended March 31, 2022

Tap into the growth
potential of
international equities

EuroPacific Growth Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

16	Financial statements

42	Board of trustees and other officers

Fellow investors:

As international markets struggled with a war in Ukraine, high inflation and an ongoing pandemic, EuroPacific Growth Fund declined in value and trailed its benchmark index. Over longer time frames, the fund’s results compare favorably to the benchmark as shown in the chart below.

The fund’s Class F-2 shares fell 9.44% for the fiscal year ended March 31, 2022. That result compares with a 1.48% loss for the MSCI ACWI (All Country World Index) ex USA, which reflects the returns of more than 40 developed and developing country stock markets. The fund’s Class F-2 share results include a dividend of $1.04 per share paid in December 2021.

Equity markets recede

International markets declined in the face of heightened geopolitical tensions as Russia built up a military presence along the Ukrainian border and ultimately invaded the country on February 24, 2022.

The war exacerbated issues that were already pressuring markets, including global supply-chain disruptions, sharply higher inflation and rising interest rates. Unprecedented sanctions levied against Russia by the United States, the European Union and others sent Russian stocks, bonds and the ruble plummeting. The MSCI Europe Index fell on worries about a wider conflict in the region and the potential loss of Russian oil and gas imports to fuel the European economy.

Oil prices soared above $130 a barrel at times, feeding into higher global inflation. In the eurozone, for example, inflation climbed to 7.5% in March, the highest level since the euro currency was launched 20 years ago. In response to several months of higher inflation readings, the European Central Bank signaled that it will end its bond-buying stimulus program and consider hiking rates later in the year. Others, including the U.S. Federal Reserve and the Bank of

Results at a glance

For periods ended March 31, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 4/16/84)

EuroPacific Growth Fund (Class F-2 shares)[1]	–9.44%	7.90%	7.21%	10.50%
EuroPacific Growth Fund (Class A shares)	–9.65	7.63	6.95	10.27
MSCI ACWI (All Country World Index) ex USA[2,3]	–1.48	6.76	5.55	8.43

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	Market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Source: MSCI.
[3]	From April 16, 1984, through December 31, 1987, the MSCI EAFE (Europe, Australasia, Far East) Index was used because the MSCI ACWI (All Country World Index) ex USA did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. The MSCI ACWI ex USA reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

EuroPacific Growth Fund	1

England, also moved to reduce stimulus measures and raise rates in a bid to tame rising consumer prices. In one notable exception, the Bank of Japan held steady as core inflation in Japan remained relatively low through the end of March.

Emerging markets struggled during the 12-month period, weighed down by a sharp decline in Chinese stocks. China shares tumbled more than 30% amid a government crackdown on the technology sector and signs of slowing economic growth. Compounding those problems, a surge of new COVID-19 infections triggered harsh lockdowns in the world’s second largest economy. Meanwhile, India’s stock market rallied, lifted by strong economic growth. Brazilian stocks also posted impressive gains, boosted by rising commodity prices. Major commodity-producing nations and commodity-linked equities generally performed better than the overall market.

Sector returns mixed

Consumer discretionary stocks experienced the biggest declines, hurt by worries about higher consumer prices and a potential war-induced recession. The communication services sector fell sharply as interactive media and entertainment companies came under pressure following a strong rally during the height of the COVID-19 crisis. Real estate stocks also suffered big declines, particularly in China amid a property-market downturn and a debt-induced crisis at one of the country’s largest real estate development companies. As the crisis widened, several Chinese real estate companies defaulted on dollar-denominated bonds.

In contrast, energy stocks soared as higher oil and gas prices translated directly to the bottom line of the world’s largest energy-producing companies. Exploration firms benefited from expectations that oil and gas prices will remain elevated, especially if the war in Ukraine drags on. The materials sector also enjoyed significant gains as prices for raw materials skyrocketed on worries that international sanctions will curb the flow of Russian commodities. Russia is one of the world’s largest producers of oil, natural gas and key metals used to manufacture many high-tech products.

Inside the portfolio

Select investments in the energy and materials sectors produced solid results for the fund. Two of the largest contributors were Canadian Natural Resources, the Calgary-based oil and gas giant, and Reliance Industries, India’s largest company with vast operations in energy, retail, media and telecommunications. Both companies benefited from the rise in oil and gas prices. Reliance also experienced significant growth in its mobile and e-commerce subsidiary, Jio Platforms. In the materials sector, shares of Brazil’s Vale and Canada’s First Quantum Minerals rallied along with the spike in prices for iron ore, nickel and copper.

Three information technology stocks were among the fund’s largest detractors: Canadian e-commerce firm Shopify and Brazilian payment processors StoneCo and PagSeguro Digital. The IT sector came under pressure as the threat of rising interest rates caused investors to rethink lofty valuations among tech companies that have generated strong returns in recent years. In the communication services sector, Sea Ltd. was another large detractor. The Singapore-based internet platform provider dealt with a number of setbacks, including a slowdown in user growth and gaming revenues, as well as India’s decision to ban Sea’s most popular game, Free Fire.

Among consumer discretionary stocks, shares of Flutter Entertainment declined as the Ireland-based online betting company faced tighter gambling

2	EuroPacific Growth Fund

restrictions and unfavorable sports results in some markets. Also weighing on the fund’s results were several stocks in the financial and health care sectors, including Hong Kong-based insurer AIA Group and Chinese biotech firm WuXi Biologics. The fund’s exposure to Russian stocks was minimal throughout the fiscal year, representing less than 1% of the portfolio — an underweight position relative to the index. On a country basis, the largest detractors were the United Kingdom, Singapore and Japan.

Looking ahead

The outlook for international equity markets has shifted primarily due to higher global inflation and the desire of central bankers around the world to raise interest rates in response. The war in Ukraine has added geopolitical uncertainty into the equation and underscored the strained relationships between Western democracies and Eastern autocratic governments. At the same time, global economic growth is slowing, and recession risks are growing in a number of key markets, including Europe and China. Indeed, we are navigating one of the most complex investing environments in recent years.

Against this difficult backdrop, investor sentiment is also changing. Investors are increasingly recognizing the value of companies that produce tangible products — from oil and gas to copper and nickel to tractors and trucks. Over the past decade, many of these old-economy companies were overlooked in favor of the high-flying new-economy titans engaged in software, internet and e-commerce activities. That’s changing. It doesn’t mean digitally focused companies won’t do well going forward. We think they will. But it could mean that some of those venerable hard-hat companies will be rewarded with valuations that more fully reflect their crucial role in the global economy.

We believe a balanced and well-diversified portfolio makes sense in any environment, but particularly in this one, which has been characterized by heightened uncertainty and extreme volatility at times. In last year’s annual letter, we reminded investors to keep an eye on valuations and prepare for healthy market corrections from time to time. One of those corrections appears to be underway, but that’s no reason to be discouraged. We remain confident that we have the right people in place all over the world to monitor developments and make decisions based on deep, company-specific fundamental research, which has always formed the basis of our long-term investment approach.

Thank you for your commitment to the fund, and we look forward to reporting to you again in six months.

Sincerely,

Gerald Du Manoir
Co-President

Carl M. Kawaja
Co-President

Christopher Thomsen
Co-President

May 10, 2022

For current information about the fund, visit capitalgroup.com.

EuroPacific Growth Fund	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

Average annual total returns based on a $1,000 investment
(for periods ended March 31, 2022)

	1 year	5 years	10 years
Class F-2 shares	-9.44%	7.90%	7.21%
Class A shares*	-14.84	6.36	6.32

Assumes payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.57% for Class F-2 and 0.80% for Class A shares as of the prospectus dated June 1, 2022 (unaudited).

$600,000
400,000
200,000
100,000
80,000
60,000
40,000
20,000
10,000
8,000
Year ended March 31
1985[3]
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	For the period April 16, 1984, commencement of operations, through March 31, 1985.
[4]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	From April 16, 1984, through December 31, 1987, the MSCI EAFE (Europe, Australasia, Far East) Index was used because the MSCI ACWI (All Country World Index) ex USA did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. The MSCI ACWI ex USA reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

4	EuroPacific Growth Fund

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in Class F-2 and Class A shares of EuroPacific Growth Fund grew from April 16, 1984, to March 31, 2022. As you can see, the investment grew to $442,871 or $385,123, respectively.

EuroPacific Growth Fund	5

Investment portfolio March 31, 2022

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Eurozone*	27.10%
Japan	9.13
India	7.70
Canada	6.05
China	5.61
Switzerland	5.13
Brazil	4.89
United Kingdom	4.76
United States	3.63
Other countries	16.24
Short-term securities & other assets less liabilities	9.76
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 88.65%	Shares	Value (000)
Information technology 17.63%
ASML Holding NV1	8,155,772	$5,439,896
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	209,525,649	4,331,824
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	7,995,332	833,594
Keyence Corp.[1]	4,058,190	1,886,766
Tokyo Electron, Ltd.[1]	2,266,600	1,163,841
Nice, Ltd. (ADR)[2,3,4]	4,290,542	939,629
Nice, Ltd.[1,2,3]	273,527	59,878
Hexagon AB, Class B1	71,045,977	996,753
SK hynix, Inc.[1]	10,022,566	959,391
Shopify, Inc., Class A, subordinate voting shares[3]	1,118,618	756,141
Nomura Research Institute, Ltd.[1]	22,338,119	730,574
Adyen NV1,3	366,766	724,572
SAP SE1	6,484,563	723,569
STMicroelectronics NV1	16,173,589	702,600
Halma PLC[1,2]	20,099,962	656,097
Edenred SA1,2	13,001,010	642,713
Samsung Electronics Co., Ltd.[1]	10,971,127	626,755
Dassault Systemes SE1	9,765,028	481,172
Fujitsu, Ltd.[1]	3,041,100	453,374
Nemetschek SE1	4,257,543	413,007
Atlassian Corp. PLC, Class A3	1,399,660	411,262
Amadeus IT Group SA, Class A, non-registered shares[1,3]	5,631,364	366,805
PagSeguro Digital, Ltd., Class A3	17,707,871	355,043
Capgemini SE1	1,296,000	288,286
Worldline SA, non-registered shares[1,3,4]	5,924,986	256,867
OBIC Co., Ltd.[1]	1,467,055	219,821
MediaTek, Inc.[1]	6,702,000	208,961
NVIDIA Corp.	732,811	199,955
Nuvei Corp., subordinate voting shares[3]	2,501,374	188,081
Infosys, Ltd. (ADR)	7,145,619	177,854
Wise PLC, Class A1,3,4	26,178,552	169,530
Reply SpA[1]	967,964	159,344
Suse SA1,3,4	4,501,141	145,184
Zscaler, Inc.[3]	595,630	143,714
TE Connectivity, Ltd.	1,002,101	131,255
Kingdee International Software Group Co., Ltd.[1,3]	59,279,000	130,812
Infineon Technologies AG1	3,628,442	123,960
Silergy Corp.[1]	1,027,298	121,002
ASM International NV1	307,775	111,568
NXP Semiconductors NV	575,499	106,513
Constellation Software Inc.	54,200	92,649
ironSource, Ltd., Class A3,4	19,074,536	91,558
Flat Glass Group Co., Ltd., Class H1,3,4	22,546,000	86,764
ITOCHU Techno-Solutions Corp.[1]	3,321,900	84,846

6	EuroPacific Growth Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Block, Inc., Class A (CDI)[1,3]	627,356	$82,756
Endava PLC, Class A (ADR)[3]	585,222	77,852
SUMCO Corp.[1]	4,718,000	77,412
Lightspeed Commerce, Inc., subordinate voting shares (CAD denominated)[3,4]	2,352,207	71,743
Lightspeed Commerce, Inc., subordinate voting shares[3]	57,950	1,766
TELUS International (Cda), Inc., subordinate voting shares[3]	2,937,582	72,588
Microsoft Corp.	228,800	70,541
JustSystems Corp.[1]	1,253,848	58,944
Canva, Inc.[1,3,5,6]	37,779	57,674
ALTEN SA, non-registered shares[1]	356,709	53,821
TDK Corp.[1]	1,449,100	52,321
Otsuka Corp.[1]	1,448,200	51,427
Okta, Inc., Class A3	305,300	46,088
Sinch AB1,3,4	6,580,534	44,557
Nexi SpA[1,3]	3,160,316	36,505
AVEVA Group PLC[1]	737,769	23,555
StoneCo, Ltd., Class A3	1,892,149	22,138
Hundsun Technologies, Inc., Class A1	2,050,904	14,325
BE Semiconductor Industries NV1	157,999	13,450
MongoDB, Inc., Class A3	27,800	12,332
Bechtle AG, non-registered shares[1]	210,798	11,896
SimCorp AS1	153,602	11,188
		28,858,659

Financials 14.48%
AIA Group, Ltd.[1]	247,316,812	2,589,267
HDFC Bank, Ltd.[1]	96,886,630	1,869,994
HDFC Bank, Ltd. (ADR)	6,335,393	388,550
Kotak Mahindra Bank, Ltd.[1]	60,405,823	1,389,053
UniCredit SpA[1,2]	121,190,094	1,308,485
Deutsche Bank AG1,3	87,191,114	1,113,351
Société Générale[1]	29,632,450	792,719
CaixaBank, SA1,3	230,006,342	775,212
ICICI Bank, Ltd.[1]	72,707,558	696,914
ICICI Bank, Ltd. (ADR)	937,595	17,758
B3 SA-Brasil, Bolsa, Balcao	215,381,600	710,693
Toronto-Dominion Bank (CAD denominated)	8,047,897	638,540
Aon PLC, Class A	1,878,098	611,565
Brookfield Asset Management, Inc., Class A	10,558,527	597,296
Commerzbank AG, non-registered shares[1,2,3]	71,609,664	546,771
Hong Kong Exchanges and Clearing, Ltd.[1]	10,579,064	498,559
KBC Groep NV1	6,906,201	496,691
ING Groep NV1	46,173,152	482,545
Bajaj Finserv, Ltd.[1]	2,129,792	473,179
Aegon NV1	88,899,570	469,165
FinecoBank SpA[1]	30,321,846	460,522
DBS Group Holdings, Ltd.[1]	17,314,435	455,202
Banco Santander, SA1	132,680,726	450,181
Banco Bilbao Vizcaya Argentaria, SA1	77,679,081	444,151
ABN AMRO Bank NV1,4	31,267,548	400,007
AXA SA1	13,381,658	390,797
China Merchants Bank Co., Ltd., Class H1	47,663,100	372,600
BNP Paribas SA1	6,512,852	370,824
XP, Inc., Class A3	11,257,470	338,850
Ping An Insurance (Group) Company of China, Ltd., Class H1	40,032,500	282,453
Ping An Insurance (Group) Company of China, Ltd., Class A1	7,054,193	53,370
London Stock Exchange Group PLC[1]	3,116,863	325,637
Macquarie Group, Ltd.[1]	1,861,008	279,949
HDFC Life Insurance Company, Ltd.[1]	39,538,945	279,564
EQT AB1	6,735,777	263,777
Bajaj Finance, Ltd.[1]	2,635,688	250,575
Canadian Imperial Bank of Commerce	2,013,500	244,410
Capitec Bank Holdings, Ltd.[1]	1,293,737	206,697
3i Group PLC[1]	9,694,700	175,367
Euronext NV1	1,883,335	171,015
Bridgepoint Group PLC[1,3]	28,804,412	132,378
Allfunds Group PLC[1,3]	11,252,030	128,455
Bank Mandiri (Persero) Tbk PT1	213,155,800	116,960

EuroPacific Growth Fund	7

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Nu Holdings, Ltd., Class A3,4	14,429,816	$111,398
DNB Bank ASA[1]	2,993,772	67,780
Discovery, Ltd.[1,3]	5,386,651	66,894
East Money Information Co., Ltd., Class A1,3	16,844,600	66,665
Bank Central Asia Tbk PT1	117,304,700	64,991
Erste Group Bank AG1	1,094,843	39,708
Hiscox, Ltd.[1]	2,860,915	36,883
Antin Infrastructure Partners SA1,3	997,610	31,821
Lufax Holding, Ltd. (ADR)[3]	5,429,871	30,244
Hang Seng Bank, Ltd.[1]	1,311,800	25,233
Skandinaviska Enskilda Banken AB, Class A1	2,214,441	23,978
Futu Holdings, Ltd. (ADR)[3,4]	694,026	22,598
Partners Group Holding AG1	14,720	18,288
Standard Bank Group, Ltd.[1,3]	1,342,675	16,705
Intesa Sanpaolo SpA[1]	6,860,000	15,680
Brookfield Asset Management Reinsurance Partners, Ltd., Class A4	30,967	1,771
Sberbank of Russia PJSC (ADR)[1,5]	12,035,073	—	[7]
TCS Group Holding PLC (GDR)[1,3,5]	1,061,209	—	[7]
		23,700,685

Industrials 11.53%
Airbus SE, non-registered shares[1,3]	24,123,647	2,915,911
Kingspan Group PLC[1,2]	13,510,964	1,313,155
Safran SA1	9,569,649	1,124,723
Recruit Holdings Co., Ltd.[1]	22,697,424	993,631
SMC Corp.[1]	1,611,482	900,034
DSV A/S1	4,279,801	818,369
Ryanair Holdings PLC (ADR)[3]	7,412,883	645,811
Ryanair Holdings PLC[1,3]	2,061,291	30,761
MTU Aero Engines AG1	2,320,971	539,270
Melrose Industries PLC[1,2]	296,224,978	479,499
VAT Group AG1	1,203,963	459,071
ASSA ABLOY AB, Class B1	16,459,012	443,793
Rentokil Initial PLC[1]	62,327,258	429,286
Trane Technologies PLC	2,425,800	370,420
Brenntag SE1	4,406,384	356,296
AutoStore Holdings, Ltd.[1,3,4]	94,657,587	344,688
BayCurrent Consulting, Inc.[1,2]	884,578	320,713
Spirax-Sarco Engineering PLC[1]	1,949,027	319,392
Schneider Electric SE1,3	1,816,991	303,358
Techtronic Industries Co., Ltd.[1]	18,617,000	299,916
Nidec Corp.[1]	3,550,579	281,297
Grab Holdings, Ltd., Class A3,4	77,326,621	270,643
NIBE Industrier AB, Class B1	24,187,450	266,568
Daikin Industries, Ltd.[1]	1,452,700	264,500
ABB, Ltd.[1]	8,046,901	260,346
Teleperformance SE1,3	607,691	231,725
TFI International, Inc.	2,095,144	223,154
Ashtead Group PLC[1]	3,480,324	219,393
Canadian Pacific Railway, Ltd.[4]	2,542,500	209,858
Epiroc AB, Class B1	8,294,042	149,296
Epiroc AB, Class A1	2,150,075	46,009
Aena SME, SA, non-registered shares[1,3]	1,090,000	180,565
Adecco Group AG1	3,956,502	179,075
Shenzhen Inovance Technology Co., Ltd., Class A1	19,602,976	175,462
Grupo Aeroportuario del Pacífico, SAB de CV, Class B3	10,668,764	173,044
CCR SA, ordinary nominative shares	57,060,604	164,193
Fluidra, SA, non-registered shares[1]	5,676,571	162,876
Diploma PLC[1]	4,416,018	151,862
Checkout Payments Group, Ltd., Series D1,3,5,6	479,280	148,840
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A1	56,437,397	146,967
ZTO Express (Cayman), Inc., Class A (ADR)	5,686,556	142,164
Rumo SA3	35,849,900	139,678
Experian PLC[1]	3,466,500	133,686
Lifco AB, Class B1	4,240,400	107,611
Siemens AG1	755,700	104,712
Hitachi, Ltd.[1]	1,998,200	100,127
IMCD NV1	582,579	99,055

8	EuroPacific Growth Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Deutsche Post AG1	2,038,800	$97,900
Airports of Thailand PCL, foreign registered shares[1,3]	44,590,313	88,210
Interpump Group SpA[1]	1,597,750	80,338
Wizz Air Holdings PLC[1,3]	1,920,504	72,191
Centre Testing International Group Co., Ltd.[1]	19,467,567	60,145
Thales SA1,3	475,865	60,090
AirTAC International Group[1,3]	1,721,923	55,521
InPost SA1,3	6,711,053	42,183
Carel Industries SpA[1]	1,276,025	32,578
Indutrade AB1	1,054,058	26,472
Beijer Ref AB, Class B1	1,237,000	22,384
Contemporary Amperex Technology Co., Ltd., Class A1	262,720	21,050
LIXIL Corp.[1]	1,048,200	19,506
Komatsu, Ltd.[1]	799,500	19,185
TOMRA Systems ASA[1,3]	376,200	19,174
Atlas Copco AB, Class B1	363,566	16,488
		18,874,218

Consumer discretionary 10.77%
LVMH Moët Hennessy-Louis Vuitton SE1,4	5,093,911	3,627,219
MercadoLibre, Inc.[3]	1,771,298	2,106,924
Sony Group Corp.[1]	12,047,060	1,243,389
Flutter Entertainment PLC[1,2,3]	9,037,749	1,036,681
Hermès International[1]	631,585	895,829
Evolution AB1	7,794,332	795,448
Kering SA1	1,256,864	793,958
Galaxy Entertainment Group, Ltd.[1]	113,503,374	674,583
Entain PLC[1,3]	28,968,116	621,323
EssilorLuxottica[1]	3,098,278	565,575
Cie. Financière Richemont SA, Class A1	3,765,712	477,675
Ferrari NV (EUR denominated)[1,3,4]	1,667,678	364,693
Li Ning Co., Ltd.[1]	36,332,000	311,401
Booking Holdings, Inc.[3]	129,140	303,279
Maruti Suzuki India, Ltd.[1]	2,855,619	283,258
Domino’s Pizza Enterprises, Ltd.[1,4]	4,202,264	273,797
Barratt Developments PLC[1]	37,572,343	256,346
Mercedes-Benz Group AG1,3	3,557,500	249,867
Pan Pacific International Holdings Corp.[1]	14,776,100	236,989
Industria de Diseño Textil, SA1	10,691,836	232,642
JD.com, Inc., Class A1,3	7,628,071	223,410
Midea Group Co., Ltd., Class A1	24,389,154	218,155
Persimmon PLC[1]	6,867,000	193,143
Coupang, Inc., Class A3,4	10,095,488	178,488
Stellantis NV1,4	10,202,000	165,093
Americanas SA, ordinary nominative shares	23,112,556	158,499
Americanas SA, subscription receipts[3]	145,386	981
B&M European Value Retail SA1	22,051,358	154,491
Meituan, Class B1,3	6,273,938	123,632
Prosus NV, Class N1	1,863,837	98,667
InterContinental Hotels Group PLC[1]	1,345,869	91,138
ASOS PLC[1,3]	3,627,950	76,408
Alibaba Group Holding, Ltd.[1,3]	5,450,017	74,596
China Tourism Group Duty Free Corp., Ltd., Class A1	2,859,434	73,413
Bandai Namco Holdings, Inc.[1]	935,953	70,903
adidas AG1	247,929	57,895
On Holding AG, Class A3,4	2,086,172	52,655
Nitori Holdings Co., Ltd.[1]	383,300	48,135
Melco Resorts & Entertainment, Ltd. (ADR)[3]	5,942,138	45,398
D’Ieteren Group[1,3]	226,049	37,847
Astra International Tbk PT1	80,668,500	36,854
Wynn Macau, Ltd.[1,3]	42,766,000	31,020
Shimano, Inc.[1]	111,600	25,527
JD Health International, Inc.[1,3,4]	3,265,800	19,871
IDP Education, Ltd.[1]	795,100	18,544
Melco International Development, Ltd.[1,3]	17,237,000	15,794
		17,641,433

EuroPacific Growth Fund	9

Common stocks (continued)	Shares	Value (000)
Health care 9.67%
Daiichi Sankyo Company, Ltd.[1]	90,150,310	$1,977,757
WuXi Biologics (Cayman), Inc.[1,3]	188,578,978	1,529,794
Novo Nordisk A/S, Class B1	12,548,019	1,389,651
Sonova Holding AG1	2,809,410	1,171,807
AstraZeneca PLC[1]	8,518,787	1,129,687
Olympus Corp.[1,4]	54,457,400	1,034,603
Lonza Group AG1	1,124,935	814,997
Siemens Healthineers AG1	10,856,211	673,179
CSL, Ltd.[1]	3,091,017	613,866
WuXi AppTec Co., Ltd., Class A1	31,171,300	547,193
WuXi AppTec Co., Ltd., Class H1	1,145,440	17,916
M3, Inc.[1,4]	11,704,451	423,602
Sartorius Stedim Biotech SA1	1,016,955	416,796
Coloplast A/S, Class B1	2,501,390	378,842
Novartis AG1	4,094,467	359,091
Hapvida Participacoes e Investimentos SA3	118,932,551	295,767
Shionogi & Co., Ltd.[1]	4,224,802	259,461
Grifols, SA, Class A, non-registered shares[1]	11,319,975	204,773
Grifols, SA, Class B (ADR)	3,492,906	40,797
Merck KGaA[1]	1,137,354	238,195
Hypera SA, ordinary nominative shares	28,584,628	232,409
BeiGene, Ltd. (ADR)[3]	1,187,510	223,965
BeiGene, Ltd., Class H1,3	533,600	7,883
Argenx SE (ADR)[3]	730,300	230,271
Genmab A/S1,3	594,785	215,468
Alcon, Inc.[1]	2,259,260	178,466
HOYA Corp.[1]	1,551,600	177,056
Rede D’Or Sao Luiz SA	13,225,900	138,619
Bachem Holding AG, Class B1	219,378	120,384
Carl Zeiss Meditec AG, non-registered shares[1]	715,891	116,080
Bayer AG1	1,477,422	101,081
BioNTech SE (ADR)[3,4]	571,678	97,505
ResMed, Inc.	383,797	93,075
Chugai Pharmaceutical Co., Ltd.[1]	2,427,300	81,177
Dechra Pharmaceuticals PLC[1]	1,112,257	58,892
Ambu AS, Class B, non-registered shares[1,4]	3,730,013	54,779
Zai Lab, Ltd.[1,3,4]	8,545,880	38,804
CRISPR Therapeutics AG3,4	472,866	29,682
Asahi Intecc Co., Ltd.[1]	1,516,000	29,663
Amplifon SpA[1]	414,343	18,501
Hangzhou Tigermed Consulting Co., Ltd., Class A1	1,007,323	16,974
Straumann Holding AG1	9,413	15,062
bioMérieux SA1	139,563	14,875
DiaSorin SpA[1,3]	92,319	14,455
Hutchmed China, Ltd. (ADR)[3]	350,806	6,637
CanSino Biologics, Inc., Class H1,3,4	354,400	5,670
		15,835,207

Materials 9.02%
Vale SA, ordinary nominative shares (ADR)	108,878,806	2,176,487
Vale SA, ordinary nominative shares	95,758,777	1,922,799
Sika AG1	6,982,694	2,300,496
First Quantum Minerals, Ltd.[2]	49,994,067	1,730,787
Linde PLC	2,588,259	826,768
Linde PLC (EUR denominated)[1,4]	1,183,057	381,229
Shin-Etsu Chemical Co., Ltd.[1]	5,616,900	855,933
Koninklijke DSM NV1	4,639,739	829,211
Fortescue Metals Group, Ltd.[1]	46,600,781	715,128
Lundin Mining Corp.[2]	47,947,537	485,938
Ivanhoe Mines, Ltd., Class A3	31,249,613	291,461
CCL Industries, Inc., Class B, nonvoting shares	6,359,647	286,913
HeidelbergCement AG1	4,631,080	264,857
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A1	29,232,051	206,190
Rio Tinto PLC[1]	2,229,973	176,895
CRH PLC[1]	4,347,145	174,058
Givaudan SA1	40,052	164,871
Akzo Nobel NV1	1,872,231	160,855
Croda International PLC[1]	1,500,000	154,158

10	EuroPacific Growth Fund

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Wacker Chemie AG1,3	802,244	$137,717
Glencore PLC[1,3]	18,326,500	119,100
Anglo American Platinum, Ltd.[1]	768,700	105,558
OCI NV1,3	1,941,000	68,339
BASF SE1	1,166,224	66,504
Yunnan Energy New Material Co., Ltd., Class A1	1,729,573	59,416
Asian Paints, Ltd.[1]	831,597	33,595
Air Liquide SA, non-registered shares[1]	177,387	31,032
Sociedad Química y Minera de Chile SA, Class B (ADR)[3]	222,900	19,080
JSR Corp.[1,3]	508,500	14,993
Gerdau SA (ADR)	1,660,246	10,675
		14,771,043

Energy 6.35%
Reliance Industries, Ltd.[1]	147,367,746	5,100,704
Canadian Natural Resources, Ltd.	45,505,374	2,817,719
Cenovus Energy, Inc.	44,868,502	747,958
TotalEnergies SE1	12,646,206	641,653
TC Energy Corp. (CAD denominated)[4]	4,822,000	271,967
Neste OYJ[1]	5,410,526	246,487
Tourmaline Oil Corp.	3,773,877	173,879
Lundin Energy AB1	3,125,477	132,503
Woodside Petroleum Ltd.[1,3]	4,622,400	110,287
Equinor ASA[1,3]	2,632,000	98,761
Aker BP ASA[1,3,4]	769,494	28,672
BP PLC[1]	4,340,531	21,212
Gazprom PJSC (ADR)[1,5]	39,657,268	—	[7]
Rosneft Oil Company PJSC (GDR)[1,5]	3,432,340	—	[7]
		10,391,802

Consumer staples 5.13%
Nestlé SA1	13,124,983	1,703,896
Kweichow Moutai Co., Ltd., Class A1	5,217,868	1,407,596
British American Tobacco PLC[1]	19,709,076	824,360
Swedish Match AB1,2	93,001,673	699,563
Danone SA1	9,231,390	508,538
Philip Morris International, Inc.	3,915,677	367,839
Anheuser-Busch InBev SA/NV1	5,316,553	318,883
Avenue Supermarts, Ltd.[1,3]	5,870,943	308,348
Reckitt Benckiser Group PLC[1]	3,453,241	263,955
Treasury Wine Estates, Ltd.[1]	30,773,808	263,601
Carlsberg A/S, Class B1	1,510,266	184,395
Kobe Bussan Co., Ltd.[1]	5,307,300	163,031
CP ALL PCL, foreign registered shares[1]	77,282,800	150,366
Heineken NV1,4	1,520,461	144,959
Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	22,356,952	129,813
L’Oréal SA, non-registered shares[1]	293,023	117,287
Fomento Económico Mexicano, SAB de CV	13,765,300	114,441
Chocoladefabriken Lindt & Sprüngli AG1	946	114,271
Godrej Consumer Products, Ltd.[1,3]	10,323,995	101,488
Pernod Ricard SA1	434,000	95,186
Shiseido Company, Ltd.[1]	1,871,000	94,824
Kerry Group PLC, Class A1	601,271	67,182
Coca-Cola HBC AG (CDI)[1]	2,977,000	62,083
Dabur India, Ltd.[1]	7,659,423	54,029
Uni-Charm Corp.[1]	1,424,864	50,672
Ocado Group PLC[1,3]	2,572,566	39,323
Foshan Haitian Flavouring and Food Co., Ltd., Class A1	2,294,670	31,553
COSMOS Pharmaceutical Corp.[1]	202,100	24,548
		8,406,030

Communication services 2.70%
Bharti Airtel, Ltd.[1,3]	115,520,078	1,145,822
Bharti Airtel, Ltd., interim shares[1,3]	7,438,458	38,696
Sea, Ltd., Class A (ADR)[3]	7,643,749	915,645
Tencent Holdings, Ltd.[1]	11,898,997	561,340
Cellnex Telecom, SA, non-registered shares[1]	6,511,588	312,114
Universal Music Group NV1	11,463,306	304,323

EuroPacific Growth Fund	11

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
NetEase, Inc.[1]	16,060,700	$289,537
SoftBank Group Corp.[1]	5,745,200	258,403
Nintendo Co., Ltd.[1]	392,300	197,940
Ubisoft Entertainment SA1,3	3,236,276	142,472
Vivendi SE1	4,845,479	63,241
Playtika Holding Corp.[3]	2,803,749	54,196
Informa PLC[1,3]	5,685,795	44,623
Spotify Technology SA3	220,249	33,262
Vodafone Group PLC[1]	17,202,285	28,223
Adevinta ASA[1,3]	2,543,226	23,172
Nordic Entertainment Group AB, Class B1,3	367,670	14,818
Yandex NV, Class A1,3,5	11,166,532	—	[7]
		4,427,827

Utilities 0.86%
ENN Energy Holdings, Ltd.[1,2]	71,551,250	1,066,324
Engie SA1	12,767,844	167,366
Enel SpA[1]	15,033,271	100,393
Ørsted AS1,3	387,353	48,776
Iberdrola SA, non-registered shares[1,3]	2,521,483	27,445
		1,410,304

Real estate 0.51%
Goodman Logistics (HK), Ltd. REIT[1]	15,471,781	262,785
ESR Cayman, Ltd.[1,3]	83,614,200	258,853
Country Garden Services Holdings Co., Ltd.[1]	32,790,498	139,335
Longfor Group Holdings, Ltd.[1,4]	19,012,192	97,020
Ayala Land, Inc.[1]	116,734,007	78,906
		836,899

Total common stocks (cost: $95,067,571,000)		145,154,107

Preferred securities 1.48%
Energy 0.60%
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	95,709,756	672,434
Petróleo Brasileiro SA (Petrobras), preferred nominative shares (ADR)	21,806,302	304,852
		977,286

Health care 0.55%
Sartorius AG, nonvoting non-registered preferred shares[1]	1,691,624	751,266
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	13,266,670	157,164
		908,430

Consumer discretionary 0.17%
Porsche Automobil Holding SE, nonvoting preferred[1,3]	2,895,151	280,481

Materials 0.11%
Gerdau SA, preferred nominative shares	26,891,299	174,021

Financials 0.05%
Itaú Unibanco Holding SA, preferred nominative[3]	13,276,200	76,628

Information technology 0.00%
Canva, Inc., Series A, noncumulative preferred shares[1,3,5,6]	3,308	5,050
Canva, Inc., Series A-3, noncumulative preferred shares[1,3,5,6]	133	203
Canva, Inc., Series A-4, noncumulative preferred shares[1,3,5,6]	11	17
Canva, Inc., Series A-5, noncumulative preferred shares[1,3,5,6]	9	14
		5,284

Real estate 0.00%
Ayala Land, Inc., preferred shares[1,5]	481,283,600	—	[7]

Total preferred securities (cost: $1,349,339,000)		2,422,130

12	EuroPacific Growth Fund

Rights & warrants 0.11%	Shares	Value (000)
Health care 0.11%
WuXi AppTec Co., Ltd., Class A, warrants, expire 2022[1,3,8]	10,273,704	$180,349

Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 2023[3]	3,617,942	2,858

Total rights & warrants (cost: $197,628,000)		183,207

Short-term securities 10.37%
Money market investments 9.88%
Capital Group Central Cash Fund 0.32%[2,9]	161,665,123	16,166,512

Money market investments purchased with collateral from securities on loan 0.49%
Capital Group Central Cash Fund 0.32%[2,9,10]	2,217,375	221,737
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.25%[9,10]	153,592,836	153,593
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.25%[9,10]	147,300,000	147,300
BlackRock Liquidity Funds – FedFund, Institutional Shares 0.23%[9,10]	135,000,000	135,000
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.23%[9,10]	57,200,000	57,200
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25%[9,10]	49,100,000	49,100
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.19%[9,10]	28,600,000	28,600
Fidelity Investments Money Market Government Portfolio, Class I 0.12%[9,10]	12,200,000	12,200
		804,730

Total short-term securities (cost: $16,970,838,000)		16,971,242
Total investment securities 100.61% (cost: $113,585,376,000)		164,730,686
Other assets less liabilities (0.61)%		(995,486)

Net assets 100.00%		$163,735,200

Investments in affiliates2

					Net
	Value of			Net	unrealized	Value of
	affiliates at			realized	(depreciation)	affiliates at	Dividend
	4/1/2021	Additions	Reductions	gain (loss)	appreciation	3/31/2022	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Common stocks 6.90%
Information technology 1.41%
Nice, Ltd. (ADR)[3,4]	$754,051	$212,539	$3,003	$1,351	$(25,309)	$939,629	$—
Nice, Ltd.[1,3]	54,803	5,034	205	94	152	59,878	—
Halma PLC[1]	587,608	77,186	1,973	1,475	(8,199)	656,097	4,509
Edenred SA1	768,488	—	77,410	(13,360)	(35,005)	642,713	13,384
PagSeguro Digital, Ltd., Class A3,11	1,346,146	42,370	257,976	(170,102)	(605,395)	—	—
Sinch AB1,3,4,11	420,959	232,857	412,458	(84,065)	(112,736)	—	—
						2,298,317
Financials 1.13%
UniCredit SpA[1]	1,181,958	148,037	14,504	(4,907)	(2,099)	1,308,485	16,003
Commerzbank AG, non-registered shares[1,3]	440,362	—	1,369	317	107,461	546,771	—
						1,855,256

EuroPacific Growth Fund	13

Investments in affiliates2 (continued)

						Net
	Value of				Net	unrealized	Value of
	affiliates at				realized	(depreciation)	affiliates at	Dividend
	4/1/2021	Additions		Reductions	gain (loss)	appreciation	3/31/2022	income
	(000)	(000)		(000)	(000)	(000)	(000)	(000)
Industrials 1.29%
Kingspan Group PLC[1]	$634,159	$735,642		$101,454	$(14,391)	$59,199	$1,313,155	$6,557
Melrose Industries PLC[1]	918,926	28,591		149,601	(103,676)	(214,741)	479,499	90,156
BayCurrent Consulting, Inc.[1]	—	301,742		396	143	19,224	320,713	1,543
Nihon M&A Center Holdings, Inc.[1,12]	492,414	1,010		310,699	(216,026)	33,301	—	1,451
							2,113,367
Consumer discretionary 0.63%
Flutter Entertainment PLC[1,3]	1,157,395	440,672		72,393	31,878	(520,871)	1,036,681	—
Flutter Entertainment PLC (EUR denominated)[1,3,12]	786,605	35,569		420,076	1,251	(403,349)	—	—
ASOS PLC[1,3,11]	495,206	—		130,157	(55,020)	(233,621)	—	—
Entain PLC[1,3,11]	423,504	281,524		37,342	(9,131)	(37,232)	—	—
Melco Resorts & Entertainment, Ltd. (ADR)[3,11]	568,500	—		327,983	(168,760)	(26,359)	—	—
MercadoLibre, Inc.[3,11]	3,878,418	197,541		1,200,477	685,365	(1,453,923)	—	—
							1,036,681
Health care 0.00%
Daiichi Sankyo Company, Ltd.[1,11]	3,191,241	188,033		563,493	92,373	(930,397)	—	22,067
Notre Dame Intermédica Participações SA12	465,845	—		425,993	(14,040)	(25,812)	—	8,194
Teva Pharmaceutical Industries, Ltd. (ADR)[3,12]	647,001	—		506,430	(989,022)	848,451	—	—
							—
Materials 1.36%
First Quantum Minerals, Ltd.	1,039,289	316,012		386,173	82,091	679,568	1,730,787	404
Lundin Mining Corp.	103,546	331,489		810	(28)	51,741	485,938	18,366
Vale SA, ordinary nominative shares[11]	1,758,537	41,593		134,558	1,314	255,913	—	276,357
Vale SA, ordinary nominative shares (ADR)[11]	2,778,474	213,008		920,414	(81,802)	187,221	—	379,616
							2,216,725
Energy 0.00%
Canadian Natural Resources, Ltd.[11]	2,205,274	64,019		1,073,991	266,247	1,356,170	—	93,542
Consumer staples 0.43%
Swedish Match AB1	—	710,440		376	35	(10,536)	699,563	1,058
Communication services 0.00%
Square Enix Holdings Co., Ltd.[12]	409,233	—		422,787	31,468	(17,914)	—	1,116
Utilities 0.65%
ENN Energy Holdings, Ltd.[1]	1,234,500	133,999		231,875	42,788	(113,088)	1,066,324	30,089
Total common stocks							11,286,233
Short-term securities 10.01%
Money market investments 9.88%
Capital Group Central Cash Fund 0.32%[9]	8,994,330	25,788,352		18,615,317	(253)	(600)	16,166,512	8,292
Money market investments purchased with collateral from securities on loan 0.13%
Capital Group Central Cash Fund 0.32%[9,10]	18,166	203,571	[13]				221,737	—	[14]
Total short-term securities							16,388,249
Total 16.91%					$(686,393)	$(1,178,785)	$27,674,482	$972,704

14	EuroPacific Growth Fund

Private placement securities6

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
Checkout Payments Group, Ltd., Series D	1/11/2022	$148,840	$148,840	.09%
Canva, Inc.	8/26/2021-11/4/2021	64,403	57,674	.04
Canva, Inc., Series A, noncumulative preferred shares	11/4/2021	5,639	5,050	.00
Canva, Inc., Series A-3, noncumulative preferred shares	11/4/2021	227	203	.00
Canva, Inc., Series A-4, noncumulative preferred shares	11/4/2021	19	17	.00
Canva, Inc., Series A-5, noncumulative preferred shares	11/4/2021	15	14	.00
Total private placement securities		$219,143	$211,798	.13%

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $118,190,952,000, which represented 72.18% of the net assets of the fund. This amount includes $117,798,805,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[3]	Security did not produce income during the last 12 months.
[4]	All or a portion of this security was on loan. The total value of all such securities was $1,052,473,000, which represented .64% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Value determined using significant unobservable inputs.
[6]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale.
[7]	Amount less than one thousand.
[8]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $180,349,000, which represented .11% of the net assets of the fund.
[9]	Rate represents the seven-day yield at 3/31/2022.
[10]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[11]	Affiliated issuer during the reporting period but no longer an affiliate at 3/31/2022. Refer to the investment portfolio for the security value at 3/31/2022.
[12]	Affiliated issuer during the reporting period but no longer held at 3/31/2022.
[13]	Represents net activity. Refer to Note 5 for more information on securities lending.
[14]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
GDR = Global Depositary Receipts

See notes to financial statements.

EuroPacific Growth Fund	15

Financial statements

Statement of assets and liabilities at March 31, 2022
(dollars in thousands)
Assets:
Investment securities, at value (includes $1,052,473 of investment securities on loan):
Unaffiliated issuers (cost: $88,186,404)	$137,056,204
Affiliated issuers (cost: $25,398,972)	27,674,482	$164,730,686
Cash		2,310
Cash denominated in currencies other than U.S. dollars (cost: $5,782)		5,779
Receivables for:
Sales of investments	537,715
Sales of fund’s shares	323,071
Dividends	344,703
Securities lending income	46
Other	4,708	1,210,243
		165,949,018
Liabilities:
Collateral for securities on loan		804,730
Payables for:
Purchases of investments	407,814
Repurchases of fund’s shares	295,186
Investment advisory services	55,986
Services provided by related parties	15,882
Trustees’ deferred compensation	5,160
U.S. and non-U.S. taxes	624,212
Other	4,848	1,409,088
Net assets at March 31, 2022		$163,735,200

Net assets consist of:
Capital paid in on shares of beneficial interest		$112,644,004
Total distributable earnings		51,091,196
Net assets at March 31, 2022		$163,735,200

See notes to financial statements.

16	EuroPacific Growth Fund

Financial statements (continued)

Statement of assets and liabilities at March 31, 2022 (continued)
(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,887,942 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$23,444,535	412,705		$56.81
Class C	512,322	9,355		54.77
Class T	12	—	*	56.86
Class F-1	1,877,024	33,202		56.53
Class F-2	24,886,966	439,228		56.66
Class F-3	18,025,818	316,973		56.87
Class 529-A	1,487,063	26,557		56.00
Class 529-C	55,738	1,030		54.10
Class 529-E	55,169	997		55.34
Class 529-T	15	—	*	56.83
Class 529-F-1	10	—	*	55.93
Class 529-F-2	195,989	3,453		56.77
Class 529-F-3	11	—	*	56.72
Class R-1	134,732	2,510		53.68
Class R-2	638,952	11,792		54.18
Class R-2E	71,529	1,279		55.91
Class R-3	2,185,071	39,501		55.32
Class R-4	4,701,527	84,772		55.46
Class R-5E	1,107,944	19,656		56.37
Class R-5	5,208,106	91,783		56.74
Class R-6	79,146,667	1,393,149		56.81

*	Amount less than one thousand.

See notes to financial statements.

EuroPacific Growth Fund	17

Financial statements (continued)

Statement of operations for the year ended March 31, 2022
(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. taxes of $201,324; also includes $972,704 from affiliates)	$3,083,123
Securities lending income (net of fees)	15,265
Interest (net of non-U.S. taxes of $88)	486	$3,098,874
Fees and expenses*:
Investment advisory services	770,498
Distribution services	120,879
Transfer agent services	83,617
Administrative services	56,261
529 plan services	1,219
Reports to shareholders	3,200
Registration statement and prospectus	2,107
Trustees’ compensation	630
Auditing and legal	343
Custodian	25,919
Other	385	1,065,058
Net investment income		2,033,816

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $194,533):
Unaffiliated issuers	9,300,186
Affiliated issuers	(686,393)
In-kind redemptions	257,891
Currency transactions	(16,237)	8,855,447
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $563,407):
Unaffiliated issuers	(26,408,124)
Affiliated issuers	(1,178,785)
Currency translations	21,331	(27,565,578)
Net realized gain and unrealized depreciation		(18,710,131)

Net decrease in net assets resulting from operations		$(16,676,315)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended March 31,
	2022	2021
Operations:
Net investment income	$2,033,816	$1,400,739
Net realized gain	8,855,447	10,681,967
Net unrealized (depreciation) appreciation	(27,565,578)	63,316,517
Net (decrease) increase in net assets resulting from operations	(16,676,315)	75,399,223

Distributions paid to shareholders	(17,664,307)	(644,876)

Net capital share transactions	7,579,449	(14,580,544)

Total (decrease) increase in net assets	(26,761,173)	60,173,803

Net assets:
Beginning of year	190,496,373	130,322,570
End of year	$163,735,200	$190,496,373

See notes to financial statements.

18	EuroPacific Growth Fund

Notes to financial statements

1. Organization

EuroPacific Growth Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

EuroPacific Growth Fund	19

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange

20	EuroPacific Growth Fund

Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$4,802,296	$23,998,689	$57,674		$28,858,659
Financials	3,713,673	19,987,012	—	*	23,700,685
Industrials	2,338,965	16,386,413	148,840		18,874,218
Consumer discretionary	2,846,224	14,795,209	—		17,641,433
Health care	1,388,727	14,446,480	—		15,835,207
Materials	7,750,908	7,020,135	—		14,771,043
Energy	4,011,523	6,380,279	—	*	10,391,802
Consumer staples	482,280	7,923,750	—		8,406,030
Communication services	1,003,103	3,424,724	—	*	4,427,827
Utilities	—	1,410,304	—		1,410,304
Real estate	—	836,899	—		836,899
Preferred securities	1,227,935	1,188,911	5,284		2,422,130
Rights & warrants	2,858	180,349	—		183,207
Short-term securities	16,971,242	—	—		16,971,242
Total	$46,539,734	$117,979,154	$211,798		$164,730,686

*	Amount less than one thousand.

EuroPacific Growth Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

22	EuroPacific Growth Fund

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of March 31, 2022, the total value of securities on loan was $1,052,473,000, and the total value of collateral received was $1,104,667,000. Collateral received includes cash of $804,730,000 and U.S. government securities of $299,937,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended March 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

EuroPacific Growth Fund	23

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended March 31, 2022, the fund recognized $14,611,000 in reclaims (net of $2,367,000 in fees and the effect of realized gain or loss from currency translations) and $436,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended March 31, 2022, the fund reclassified $854,324,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of March 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed long-term capital gains	$753,830
Gross unrealized appreciation on investments	57,474,597
Gross unrealized depreciation on investments	(6,907,156)
Net unrealized appreciation on investments	50,567,441
Cost of investments	114,163,245

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended March 31, 2022				Year ended March 31, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$379,270		$2,176,076	$2,555,346	$49,608		$—	$49,608
Class C	4,842		53,621	58,463	—		—	—	*
Class T	—	*	1	1	—	*	—	—	*
Class F-1	29,775		183,750	213,525	4,193		—	4,193
Class F-2	462,312		2,162,399	2,624,711	90,941		—	90,941
Class F-3	353,834		1,588,219	1,942,053	78,548		—	78,548
Class 529-A	23,708		137,994	161,702	2,981		—	2,981
Class 529-C	484		6,131	6,615	—		—	—	*
Class 529-E	748		5,290	6,038	16		—	16
Class 529-T	—	*	1	1	—	*	—	—	*
Class 529-F-1	—	*	1	1	—	*	—	—	*
Class 529-F-2†	3,489		16,985	20,474	627		—	627
Class 529-F-3†	—	*	1	1	—	*	—	—	*
Class R-1	1,296		14,076	15,372	—		—	—
Class R-2	6,324		59,377	65,701	—		—	—	*
Class R-2E	772		7,713	8,485	—		—	—
Class R-3	29,143		217,926	247,069	—		—	—	*
Class R-4	80,743		476,494	557,237	11,634		—	11,634
Class R-5E	22,902		152,421	175,323	6,935		—	6,935
Class R-5	104,737		508,732	613,469	29,864		—	29,864
Class R-6	1,527,217		6,865,503	8,392,720	369,529		—	369,529
Total	$3,031,596		$14,632,711	$17,664,307	$644,876		$—	$644,876

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

24	EuroPacific Growth Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.392% on such assets in excess of $186 billion. For the year ended March 31, 2022, the investment advisory services fees were $770,498,000, which were equivalent to an annualized rate of 0.411% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of March 31, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

EuroPacific Growth Fund	25

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended March 31, 2022, the 529 plan services fees were $1,219,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

For the year ended March 31, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$67,856	$27,378		$8,312		Not applicable
Class C	6,553	611		197		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	5,775	3,136		693		Not applicable
Class F-2	Not applicable	30,054		8,361		Not applicable
Class F-3	Not applicable	330		6,092		Not applicable
Class 529-A	3,884	1,473		521		$1,011
Class 529-C	740	64		22		43
Class 529-E	328	33		20		38
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	163		65		127
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	1,696	172		51		Not applicable
Class R-2	5,331	2,409		213		Not applicable
Class R-2E	584	203		29		Not applicable
Class R-3	13,394	4,103		806		Not applicable
Class R-4	14,738	6,002		1,775		Not applicable
Class R-5E	Not applicable	2,957		563		Not applicable
Class R-5	Not applicable	3,082		1,936		Not applicable
Class R-6	Not applicable	1,447		26,605		Not applicable
Total class-specific expenses	$120,879	$83,617		$56,261		$1,219

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $630,000 in the fund’s statement of operations reflects $694,000 in current fees (either paid in cash or deferred) and a net decrease of $64,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended March 31, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,717,252,000 and $2,203,547,000, respectively, which generated $193,877,000 of net realized losses from such sales.

26	EuroPacific Growth Fund

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended March 31, 2022.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended March 31, 2022

Class A	$1,510,156	22,455	$2,498,661	37,306		$(3,485,028)	(52,177)	$523,789	7,584
Class C	60,819	930	58,095	893		(196,515)	(3,041)	(77,601)	(1,218)
Class T	—	—	—	—		—	—	—	—
Class F-1	215,350	3,301	205,842	3,081		(576,850)	(8,696)	(155,658)	(2,314)
Class F-2	6,707,320	101,234	2,515,237	37,782		(5,828,773)	(88,432)	3,393,784	50,584
Class F-3	4,091,977	62,337	1,753,389	26,214		(3,735,246)	(56,834)	2,110,120	31,717
Class 529-A	139,072	2,102	161,650	2,448		(230,815)	(3,484)	69,907	1,066
Class 529-C	9,418	147	6,612	102		(31,165)	(484)	(15,135)	(235)
Class 529-E	5,367	82	6,036	92		(10,912)	(166)	491	8
Class 529-T	—	—	2	—	[2]	—	—	2	— [2]
Class 529-F-1	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-2	42,065	629	20,471	307		(33,063)	(494)	29,473	442
Class 529-F-3	—	—	1	—	[2]	—	—	1	— [2]
Class R-1	18,521	297	15,369	241		(51,064)	(807)	(17,174)	(269)
Class R-2	195,248	3,137	65,666	1,023		(220,268)	(3,416)	40,646	744
Class R-2E	20,070	302	8,485	128		(45,787)	(694)	(17,232)	(264)
Class R-3	372,564	5,843	246,654	3,767		(798,276)	(12,261)	(179,058)	(2,651)
Class R-4	814,070	12,570	557,185	8,506		(1,897,697)	(29,004)	(526,442)	(7,928)
Class R-5E	422,372	6,258	175,319	2,600		(1,466,064)	(21,938)	(868,373)	(13,080)
Class R-5	785,967	11,955	610,571	9,119		(2,119,199)	(31,331)	(722,661)	(10,257)
Class R-6	15,271,684	230,520	8,380,326	125,434		(19,661,441)	(288,606)	3,990,569	67,348
Total net increase (decrease)	$30,682,040	464,099	$17,285,572	259,043		$(40,388,163)	(601,865)	$7,579,449	121,277

See end of table for footnotes.

EuroPacific Growth Fund	27

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended March 31, 2021

Class A	$1,722,526	28,666		$48,380		707		$(3,917,308)	(66,522)	$(2,146,402)	(37,149)
Class C	66,533	1,116		—		—		(340,847)	(6,120)	(274,314)	(5,004)
Class T	—	—		—		—		—	—	—	—
Class F-1	295,026	5,178		4,046		59		(1,279,542)	(22,339)	(980,470)	(17,102)
Class F-2	4,908,480	83,347		86,588		1,269		(7,287,401)	(128,725)	(2,292,333)	(44,109)
Class F-3	4,097,555	68,592		68,596		1,002		(3,940,056)	(68,150)	226,095	1,444
Class 529-A	228,433	3,944		2,979		44		(248,538)	(4,236)	(17,126)	(248)
Class 529-C	12,640	221		—		—		(136,357)	(2,522)	(123,717)	(2,301)
Class 529-E	6,803	111		16		—	[2]	(12,853)	(222)	(6,034)	(111)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	14,739	277		—	[2]	—	[2]	(182,816)	(3,243)	(168,077)	(2,966)
Class 529-F-2[3]	187,641	3,212		627		9		(14,367)	(210)	173,901	3,011
Class 529-F-3[3]	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class R-1	15,727	275		—		—		(56,177)	(994)	(40,450)	(719)
Class R-2	114,089	1,971		—		—		(216,030)	(3,764)	(101,941)	(1,793)
Class R-2E	20,416	340		—		—		(34,750)	(599)	(14,334)	(259)
Class R-3	374,200	6,498		—		—		(1,225,713)	(21,176)	(851,513)	(14,678)
Class R-4	899,600	15,674		11,631		174		(2,853,854)	(48,258)	(1,942,623)	(32,410)
Class R-5E	461,175	7,664		6,935		102		(983,173)	(15,821)	(515,063)	(8,055)
Class R-5	952,596	16,254		29,745		436		(2,949,307)	(48,453)	(1,966,966)	(31,763)
Class R-6	13,816,701	226,384		368,202		5,385		(17,724,090)	(301,887)	(3,539,187)	(70,118)
Total net increase (decrease)	$28,194,890	469,724		$627,745		9,187		$(43,403,179)	(743,241)	$(14,580,544)	(264,330)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $52,158,592,000 and $67,407,311,000, respectively, during the year ended March 31, 2022.

28	EuroPacific Growth Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursement[4]		Ratio of expenses to average net assets after reimbursement[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
3/31/2022	$68.98	$.57	$(6.39)	$(5.82)	$(.94)	$(5.41)	$(6.35)	$56.81	(9.65)%	$23,445		.80%		.80%		.85%
3/31/2021	43.13	.34	25.63	25.97	(.12)	—	(.12)	68.98	60.22	27,945		.83		.83		.58
3/31/2020	50.99	.53	(6.84)	(6.31)	(.58)	(.97)	(1.55)	43.13	(13.03)	19,075		.84		.84		1.02
3/31/2019	56.66	.71	(3.52)	(2.81)	(.62)	(2.24)	(2.86)	50.99	(4.97)	24,704		.83		.83		1.37
3/31/2018	49.30	.47	9.51	9.98	(.49)	(2.13)	(2.62)	56.66	20.74	29,067		.82		.82		.86
Class C:
3/31/2022	66.76	.07	(6.15)	(6.08)	(.50)	(5.41)	(5.91)	54.77	(10.32)	512		1.55		1.55		.11
3/31/2021	41.98	(.09)	24.87	24.78	—	—	—	66.76	59.03	706		1.56		1.56		(.15)
3/31/2020	49.70	.15	(6.69)	(6.54)	(.21)	(.97)	(1.18)	41.98	(13.68)	654		1.58		1.58		.30
3/31/2019	55.32	.31	(3.41)	(3.10)	(.28)	(2.24)	(2.52)	49.70	(5.70)	1,015		1.60		1.60		.62
3/31/2018	48.19	.04	9.29	9.33	(.07)	(2.13)	(2.20)	55.32	19.82	1,350		1.60		1.60		.08
Class T:
3/31/2022	69.04	.73	(6.40)	(5.67)	(1.10)	(5.41)	(6.51)	56.86	(9.45)[5]	—	[6]	.57	[5]	.57	[5]	1.09	[5]
3/31/2021	43.13	.49	25.65	26.14	(.23)	—	(.23)	69.04	60.61 [5]	—	[6]	.58	[5]	.58	[5]	.82	[5]
3/31/2020	50.99	.65	(6.82)	(6.17)	(.72)	(.97)	(1.69)	43.13	(12.82)[5]	—	[6]	.59	[5]	.59	[5]	1.25	[5]
3/31/2019	56.69	.83	(3.54)	(2.71)	(.75)	(2.24)	(2.99)	50.99	(4.76)[5]	—	[6]	.59	[5]	.59	[5]	1.60	[5]
3/31/2018[7,8]	49.19	.58	9.63	10.21	(.58)	(2.13)	(2.71)	56.69	21.27 [5,9]	—	[6]	.60	[5,10]	.60	[5,10]	1.07	[5,10]
Class F-1:
3/31/2022	68.67	.55	(6.38)	(5.83)	(.90)	(5.41)	(6.31)	56.53	(9.71)	1,877		.84		.84		.81
3/31/2021	42.93	.33	25.51	25.84	(.10)	—	(.10)	68.67	60.21	2,439		.84		.84		.56
3/31/2020	50.75	.53	(6.82)	(6.29)	(.56)	(.97)	(1.53)	42.93	(13.05)	2,259		.85		.85		1.02
3/31/2019	56.40	.74	(3.57)	(2.83)	(.58)	(2.24)	(2.82)	50.75	(5.01)	3,232		.87		.87		1.43
3/31/2018	49.08	.45	9.46	9.91	(.46)	(2.13)	(2.59)	56.40	20.69	4,385		.86		.86		.83
Class F-2:
3/31/2022	68.83	.73	(6.38)	(5.65)	(1.11)	(5.41)	(6.52)	56.66	(9.44)	24,887		.57		.57		1.08
3/31/2021	43.00	.50	25.56	26.06	(.23)	—	(.23)	68.83	60.61	26,751		.57		.57		.83
3/31/2020	50.83	.66	(6.81)	(6.15)	(.71)	(.97)	(1.68)	43.00	(12.80)	18,607		.59		.59		1.27
3/31/2019	56.52	.82	(3.52)	(2.70)	(.75)	(2.24)	(2.99)	50.83	(4.75)	24,585		.59		.59		1.58
3/31/2018	49.17	.61	9.48	10.09	(.61)	(2.13)	(2.74)	56.52	21.05	25,826		.59		.59		1.11
Class F-3:
3/31/2022	69.06	.80	(6.40)	(5.60)	(1.18)	(5.41)	(6.59)	56.87	(9.34)	18,026		.46		.46		1.19
3/31/2021	43.12	.56	25.66	26.22	(.28)	—	(.28)	69.06	60.78	19,700		.46		.46		.94
3/31/2020	50.98	.70	(6.82)	(6.12)	(.77)	(.97)	(1.74)	43.12	(12.70)	12,239		.47		.47		1.34
3/31/2019	56.68	.82	(3.48)	(2.66)	(.80)	(2.24)	(3.04)	50.98	(4.65)	11,993		.49		.49		1.60
3/31/2018	49.32	.59	9.58	10.17	(.68)	(2.13)	(2.81)	56.68	21.15	9,473		.49		.49		1.06
Class 529-A:
3/31/2022	68.08	.55	(6.29)	(5.74)	(.93)	(5.41)	(6.34)	56.00	(9.67)	1,487		.83		.83		.83
3/31/2021	42.58	.32	25.30	25.62	(.12)	—	(.12)	68.08	60.16	1,736		.85		.85		.55
3/31/2020	50.35	.51	(6.75)	(6.24)	(.56)	(.97)	(1.53)	42.58	(13.05)	1,096		.87		.87		.98
3/31/2019	56.00	.67	(3.49)	(2.82)	(.59)	(2.24)	(2.83)	50.35	(5.04)	1,376		.89		.89		1.31
3/31/2018	48.77	.44	9.40	9.84	(.48)	(2.13)	(2.61)	56.00	20.71	1,525		.87		.87		.81

See end of table for footnotes.

EuroPacific Growth Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursement[4]		Ratio of expenses to average net assets after reimbursement[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
3/31/2022	$66.00	$.04	$(6.08)	$(6.04)	$(.45)	$(5.41)	$(5.86)	$54.10	(10.37)%	$56		1.60%		1.60%		.06%
3/31/2021	41.51	(.08)	24.57	24.49	—	—	—	66.00	59.00	83		1.60		1.60		(.15)
3/31/2020	49.18	.13	(6.62)	(6.49)	(.21)	(.97)	(1.18)	41.51	(13.72)	148		1.61		1.61		.26
3/31/2019	54.79	.29	(3.38)	(3.09)	(.28)	(2.24)	(2.52)	49.18	(5.72)	219		1.64		1.64		.59
3/31/2018	47.73	.01	9.21	9.22	(.03)	(2.13)	(2.16)	54.79	19.76	278		1.65		1.65		.03
Class 529-E:
3/31/2022	67.36	.39	(6.23)	(5.84)	(.77)	(5.41)	(6.18)	55.34	(9.90)	55		1.07		1.07		.59
3/31/2021	42.15	.19	25.04	25.23	(.02)	—	(.02)	67.36	59.81	67		1.07		1.07		.34
3/31/2020	49.87	.39	(6.70)	(6.31)	(.44)	(.97)	(1.41)	42.15	(13.24)	46		1.09		1.09		.77
3/31/2019	55.50	.55	(3.44)	(2.89)	(.50)	(2.24)	(2.74)	49.87	(5.24)	60		1.11		1.11		1.09
3/31/2018	48.35	.31	9.31	9.62	(.34)	(2.13)	(2.47)	55.50	20.41	71		1.11		1.11		.57
Class 529-T:
3/31/2022	69.01	.69	(6.39)	(5.70)	(1.07)	(5.41)	(6.48)	56.83	(9.49)[5]	—	[6]	.62	[5]	.62	[5]	1.03	[5]
3/31/2021	43.12	.46	25.64	26.10	(.21)	—	(.21)	69.01	60.54 [5]	—	[6]	.63	[5]	.63	[5]	.77	[5]
3/31/2020	50.98	.63	(6.83)	(6.20)	(.69)	(.97)	(1.66)	43.12	(12.87)[5]	—	[6]	.64	[5]	.64	[5]	1.19	[5]
3/31/2019	56.68	.79	(3.53)	(2.74)	(.72)	(2.24)	(2.96)	50.98	(4.82)[5]	—	[6]	.65	[5]	.65	[5]	1.52	[5]
3/31/2018[7,8]	49.19	.56	9.62	10.18	(.56)	(2.13)	(2.69)	56.68	21.22 [5,9]	—	[6]	.64	[5,10]	.64	[5,10]	1.03	[5,10]
Class 529-F-1:
3/31/2022	68.03	.66	(6.29)	(5.63)	(1.06)	(5.41)	(6.47)	55.93	(9.52)[5]	—	[6]	.65	[5]	.65	[5]	1.00	[5]
3/31/2021	42.54	.56	25.20	25.76	(.27)	—	(.27)	68.03	60.52 [5]	—	[6]	.63	[5]	.63	[5]	1.07	[5]
3/31/2020	50.32	.62	(6.75)	(6.13)	(.68)	(.97)	(1.65)	42.54	(12.86)	126		.64		.64		1.20
3/31/2019	55.99	.76	(3.47)	(2.71)	(.72)	(2.24)	(2.96)	50.32	(4.81)	145		.66		.66		1.50
3/31/2018	48.74	.56	9.40	9.96	(.58)	(2.13)	(2.71)	55.99	20.96	134		.65		.65		1.02
Class 529-F-2:
3/31/2022	68.94	.71	(6.39)	(5.68)	(1.08)	(5.41)	(6.49)	56.77	(9.46)	196		.59		.59		1.06
3/31/2021[7,11]	57.39	.13	11.63	11.76	(.21)	—	(.21)	68.94	20.50 [9]	208		.25	[9]	.25	[9]	.19	[9]
Class 529-F-3:
3/31/2022	68.89	.76	(6.38)	(5.62)	(1.14)	(5.41)	(6.55)	56.72	(9.38)	—	[6]	.52		.52		1.13
3/31/2021[7,11]	57.39	.16	11.62	11.78	(.28)	—	(.28)	68.89	20.54 [9]	—	[6]	.27	[9]	.22	[9]	.23	[9]
Class R-1:
3/31/2022	65.57	.07	(6.04)	(5.97)	(.51)	(5.41)	(5.92)	53.68	(10.34)	135		1.56		1.56		.10
3/31/2021	41.23	(.09)	24.43	24.34	—	—	—	65.57	59.03	182		1.57		1.57		(.16)
3/31/2020	48.86	.14	(6.56)	(6.42)	(.24)	(.97)	(1.21)	41.23	(13.68)	144		1.58		1.58		.29
3/31/2019	54.46	.31	(3.37)	(3.06)	(.30)	(2.24)	(2.54)	48.86	(5.71)	209		1.60		1.60		.61
3/31/2018	47.49	.05	9.14	9.19	(.09)	(2.13)	(2.22)	54.46	19.82	263		1.60		1.60		.09

See end of table for footnotes.

30	EuroPacific Growth Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursement[4]	Ratio of expenses to average net assets after reimbursement[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
3/31/2022	$66.17	$.07	$(6.08)	$(6.01)	$(.57)	$(5.41)	$(5.98)	$54.18	(10.32)%	$639	1.55%	1.55%	.11%
3/31/2021	41.60	(.08)	24.65	24.57	—	—	—	66.17	59.03	731	1.55	1.55	(.14)
3/31/2020	49.30	.14	(6.61)	(6.47)	(.26)	(.97)	(1.23)	41.60	(13.65)	534	1.57	1.57	.28
3/31/2019	54.93	.31	(3.39)	(3.08)	(.31)	(2.24)	(2.55)	49.30	(5.71)	690	1.60	1.60	.61
3/31/2018	47.88	.06	9.21	9.27	(.09)	(2.13)	(2.22)	54.93	19.84	818	1.58	1.58	.11
Class R-2E:
3/31/2022	67.96	.27	(6.31)	(6.04)	(.60)	(5.41)	(6.01)	55.91	(10.09)	71	1.27	1.27	.40
3/31/2021	42.60	.08	25.28	25.36	—	—	—	67.96	59.50	105	1.27	1.27	.14
3/31/2020	50.42	.29	(6.76)	(6.47)	(.38)	(.97)	(1.35)	42.60	(13.40)	77	1.28	1.28	.56
3/31/2019	55.76	.77	(3.74)	(2.97)	(.13)	(2.24)	(2.37)	50.42	(5.46)	89	1.31	1.31	1.47
3/31/2018	48.59	.20	9.38	9.58	(.28)	(2.13)	(2.41)	55.76	20.19	254	1.29	1.29	.38
Class R-3:
3/31/2022	67.33	.36	(6.22)	(5.86)	(.74)	(5.41)	(6.15)	55.32	(9.93)	2,185	1.11	1.11	.55
3/31/2021	42.15	.17	25.01	25.18	—	—	—	67.33	59.74	2,838	1.12	1.12	.29
3/31/2020	49.86	.38	(6.70)	(6.32)	(.42)	(.97)	(1.39)	42.15	(13.28)	2,395	1.13	1.13	.75
3/31/2019	55.48	.55	(3.45)	(2.90)	(.48)	(2.24)	(2.72)	49.86	(5.26)	3,446	1.14	1.14	1.08
3/31/2018	48.32	.30	9.31	9.61	(.32)	(2.13)	(2.45)	55.48	20.36	4,631	1.14	1.14	.56
Class R-4:
3/31/2022	67.49	.56	(6.25)	(5.69)	(.93)	(5.41)	(6.34)	55.46	(9.67)	4,701	.81	.81	.85
3/31/2021	42.19	.34	25.08	25.42	(.12)	—	(.12)	67.49	60.24	6,256	.81	.81	.60
3/31/2020	49.91	.54	(6.71)	(6.17)	(.58)	(.97)	(1.55)	42.19	(13.03)	5,278	.82	.82	1.04
3/31/2019	55.52	.69	(3.46)	(2.77)	(.60)	(2.24)	(2.84)	49.91	(4.99)	7,715	.84	.84	1.37
3/31/2018	48.35	.46	9.32	9.78	(.48)	(2.13)	(2.61)	55.52	20.76	10,278	.83	.83	.85
Class R-5E:
3/31/2022	68.47	.76	(6.41)	(5.65)	(1.04)	(5.41)	(6.45)	56.37	(9.49)	1,108	.62	.62	1.12
3/31/2021	42.77	.47	25.44	25.91	(.21)	—	(.21)	68.47	60.54	2,241	.61	.61	.81
3/31/2020	50.58	.62	(6.76)	(6.14)	(.70)	(.97)	(1.67)	42.77	(12.82)	1,745	.62	.62	1.20
3/31/2019	56.29	.62	(3.33)	(2.71)	(.76)	(2.24)	(3.00)	50.58	(4.78)	1,511	.63	.63	1.24
3/31/2018	49.02	.59	9.45	10.04	(.64)	(2.13)	(2.77)	56.29	21.01	603	.62	.62	1.06
Class R-5:
3/31/2022	68.92	.78	(6.40)	(5.62)	(1.15)	(5.41)	(6.56)	56.74	(9.40)	5,208	.51	.51	1.16
3/31/2021	43.04	.53	25.61	26.14	(.26)	—	(.26)	68.92	60.74	7,032	.51	.51	.90
3/31/2020	50.88	.70	(6.82)	(6.12)	(.75)	(.97)	(1.72)	43.04	(12.75)	5,759	.52	.52	1.33
3/31/2019	56.57	.89	(3.57)	(2.68)	(.77)	(2.24)	(3.01)	50.88	(4.71)	7,283	.54	.54	1.72
3/31/2018	49.22	.64	9.48	10.12	(.64)	(2.13)	(2.77)	56.57	21.09	8,944	.53	.53	1.16
Class R-6:
3/31/2022	69.00	.80	(6.40)	(5.60)	(1.18)	(5.41)	(6.59)	56.81	(9.35)	79,147	.46	.46	1.19
3/31/2021	43.08	.56	25.64	26.20	(.28)	—	(.28)	69.00	60.78	91,476	.46	.46	.94
3/31/2020	50.93	.71	(6.82)	(6.11)	(.77)	(.97)	(1.74)	43.08	(12.70)	60,141	.47	.47	1.36
3/31/2019	56.63	.86	(3.52)	(2.66)	(.80)	(2.24)	(3.04)	50.93	(4.66)	68,234	.49	.49	1.68
3/31/2018	49.27	.65	9.51	10.16	(.67)	(2.13)	(2.80)	56.63	21.17	68,770	.49	.49	1.18

	Year ended March 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[12]	29%	32%	38%	35%	29%

See end of table for footnotes.

EuroPacific Growth Fund	31

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

32	EuroPacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the investment portfolio, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
May 10, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

EuroPacific Growth Fund	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2021, through March 31, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	EuroPacific Growth Fund

Expense example (continued)

	Beginning account value 10/1/2021	Ending account value 3/31/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$866.35	$3.68	.79%
Class A – assumed 5% return	1,000.00	1,020.99	3.98	.79
Class C – actual return	1,000.00	863.12	7.15	1.54
Class C – assumed 5% return	1,000.00	1,017.25	7.75	1.54
Class T – actual return	1,000.00	867.40	2.56	.55
Class T – assumed 5% return	1,000.00	1,022.19	2.77	.55
Class F-1 – actual return	1,000.00	865.98	3.95	.85
Class F-1 – assumed 5% return	1,000.00	1,020.69	4.28	.85
Class F-2 – actual return	1,000.00	867.29	2.61	.56
Class F-2 – assumed 5% return	1,000.00	1,022.14	2.82	.56
Class F-3 – actual return	1,000.00	867.72	2.14	.46
Class F-3 – assumed 5% return	1,000.00	1,022.64	2.32	.46
Class 529-A – actual return	1,000.00	866.26	3.82	.82
Class 529-A – assumed 5% return	1,000.00	1,020.84	4.13	.82
Class 529-C – actual return	1,000.00	862.84	7.38	1.59
Class 529-C – assumed 5% return	1,000.00	1,017.00	8.00	1.59
Class 529-E – actual return	1,000.00	865.13	4.93	1.06
Class 529-E – assumed 5% return	1,000.00	1,019.65	5.34	1.06
Class 529-T – actual return	1,000.00	867.17	2.84	.61
Class 529-T – assumed 5% return	1,000.00	1,021.89	3.07	.61
Class 529-F-1 – actual return	1,000.00	866.92	3.07	.66
Class 529-F-1 – assumed 5% return	1,000.00	1,021.64	3.33	.66
Class 529-F-2 – actual return	1,000.00	867.33	2.65	.57
Class 529-F-2 – assumed 5% return	1,000.00	1,022.09	2.87	.57
Class 529-F-3 – actual return	1,000.00	867.59	2.42	.52
Class 529-F-3 – assumed 5% return	1,000.00	1,022.34	2.62	.52
Class R-1 – actual return	1,000.00	862.96	7.25	1.56
Class R-1 – assumed 5% return	1,000.00	1,017.15	7.85	1.56
Class R-2 – actual return	1,000.00	862.87	7.20	1.55
Class R-2 – assumed 5% return	1,000.00	1,017.20	7.80	1.55
Class R-2E – actual return	1,000.00	864.09	5.90	1.27
Class R-2E – assumed 5% return	1,000.00	1,018.60	6.39	1.27
Class R-3 – actual return	1,000.00	864.98	5.16	1.11
Class R-3 – assumed 5% return	1,000.00	1,019.40	5.59	1.11
Class R-4 – actual return	1,000.00	866.17	3.77	.81
Class R-4 – assumed 5% return	1,000.00	1,020.89	4.08	.81
Class R-5E – actual return	1,000.00	866.97	2.93	.63
Class R-5E – assumed 5% return	1,000.00	1,021.79	3.18	.63
Class R-5 – actual return	1,000.00	867.55	2.33	.50
Class R-5 – assumed 5% return	1,000.00	1,022.44	2.52	.50
Class R-6 – actual return	1,000.00	867.77	2.14	.46
Class R-6 – assumed 5% return	1,000.00	1,022.64	2.32	.46

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

EuroPacific Growth Fund	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2022:

Long-term capital gains	$14,976,616,000
Foreign taxes	$0.13 per share
Foreign source income	$1.22 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$7,536,000
Corporate dividends received deduction	$21,845,000
U.S. government income that may be exempt from state taxation	$2,775,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2022, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

36	EuroPacific Growth Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2023. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC and information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and they were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through June 30, 2021. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were generally competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

EuroPacific Growth Fund	37

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that since 2019, CRMC has borne the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed to the fund by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology, as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

38	EuroPacific Growth Fund

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2020, through September 30, 2021. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

EuroPacific Growth Fund	39

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40	EuroPacific Growth Fund

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EuroPacific Growth Fund	41

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Vanessa C. L. Chang, 1952	2005	Former Director, EL & EL Investments (real estate)	22	Edison International/Southern California Edison; Transocean Ltd. (offshore drilling contractor)
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, SAB de CV	22	América Móvil, SAB de CV (telecommunications company); Grupo Lala, SAB de CV (dairy company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly- Clark de México, SAB de CV (consumer staples)
Martin E. Koehler, 1957	2015	Independent management consultant	6	None
Pascal Millaire, 1983	2019	CEO and Director, CyberCube Analytics, Inc. (cyber risk software for insurers); former Vice President and General Manager, Symantec Corporation (cybersecurity company)	3	None
William I. Miller, 1956 Chair of the Board (Independent and Non-Executive)	1992	President, The Wallace Foundation	3	Cummins, Inc.
Josette Sheeran, 1954	2015	President and Director, Canoo Inc.; Executive Chair, The McCain Institute; Professor of Practice, Arizona State University; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	7	None
Christopher E. Stone, 1956	2020	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None
Amy Zegart, PhD, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	6	Kratos Defense & Security Solutions

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Carl M. Kawaja, 1964 Co-President and Trustee	2003	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Chairman and Director, Capital Research and Management Company	3	None
Joanna F. Jonsson, 1963 Trustee	2019	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, President and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

42	EuroPacific Growth Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Gerald Du Manoir, 1966 Co-President	2020	Partner — Capital International Investors, Capital Research and Management Company;
Partner — Capital International Investors, Capital Bank and Trust Company[7];
		Vice President, Capital Guardian (Canada), Inc.[7]
Christopher Thomsen, 1970 Co-President	2015	Partner — Capital Research Global Investors, Capital Research Company[7]
Walt Burkley, 1966 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Noriko Honda Chen, 1967 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company; President and Director, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Nicholas J. Grace, 1966 Senior Vice President	2004	Partner — Capital Research Global Investors, Capital Research Company[7]
Jonathan Knowles, PhD, 1961 Senior Vice President	2012	Partner — Capital World Investors, Capital International, Inc.[7]
Lawrence Kymisis, 1970 Senior Vice President	2019	Partner — Capital World Investors, Capital Research Company[7]
Harold H. La, 1970 Senior Vice President	2022	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Sung Lee, 1966 Senior Vice President	2003	Partner — Capital Research Global Investors, Capital International, Inc.[7]; Director, The Capital Group Companies, Inc.[7]
Lara Pellini, 1975 Senior Vice President	2015	Partner — Capital World Investors, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Andrew B. Suzman, 1967 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]
Leo Hee, 1971 Vice President	2014	Partner — Capital World Investors, Capital International, Inc.[7]
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Senior Vice President — Investment Operations, Capital Research and Management Company
Michael R. Tom, 1988 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Lawrence Kymisis, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

EuroPacific Growth Fund	43

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

44	EuroPacific Growth Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

EUPAC

Registrant:

a) Audit Fees:
Audit	2021	263,000
	2022	132,000

b) Audit-Related Fees:
	2021	31,000
	2022	31,000

c) Tax Fees:
	2021	51,000
	2022	23,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	1,532,000
	2022	1,595,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2021	19,000
	2022	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,635,000 for fiscal year 2021 and $1,650,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: May 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: May 31, 2022

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 31, 2022